Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

Note 12.  Debt

The Company’s debt at December 31, 2016 consisted of the following:

2016
Term Loan Facility due September 30, 2022 (a)	$353
8.75% Senior Secured Notes due October 15, 2023	450
Capital lease obligations	6
Unamortized debt issuance costs	(15)
Total debt	794
Less: current portion	(52)
Long-term debt	$742

(a)	The borrowings under the term loan facility are subject to a variable interest rate. As of December 31, 2016 the interest rate was 7.00%.

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The fair values of the senior notes and term loan facility, which were determined using the market approach based upon interest rates available to the Company for borrowings with similar terms and maturities, were determined to be Level 2 under the fair value hierarchy. The fair value of the Company’s debt was greater than its book value by approximately $22 million at December 31, 2016.

On September 30, 2016, the Company issued $450 million of 8.75% Senior Secured Notes (the “Senior Notes”) due October 15, 2023.  Interest on the Senior Notes is due semi-annually on April 15 and October 15, commencing on April 15, 2017.  Net proceeds from the offering of the Senior Notes (“the Notes Offering”) were distributed to RRD in the form of a dividend.  The Company did not retain any proceeds from the Notes Offering.

The Senior Notes were issued pursuant to an indenture where certain wholly-owned domestic subsidiaries of the Company guarantee the Senior Notes (the “Guarantors”).  The Senior Notes are fully and unconditionally guaranteed, on a senior secured basis, jointly and severally, by the Guarantors, which are comprised of each of the Company’s existing and future direct and indirect wholly-owned U.S. subsidiaries that guarantee the Company’s obligations. The Senior Notes are not guaranteed by the Company’s foreign subsidiaries or unrestricted subsidiaries.  The Senior Notes and the related guarantees are secured on a first-priority lien basis by substantially all assets of the Company and the Guarantors, subject to certain exceptions and permitted liens. The Indenture governing the Senior Notes contains certain covenants applicable to the Company and its restricted subsidiaries, including limitations on: (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries. Each of these covenants is subject to important exceptions and qualifications.

On September 30, 2016 the Company entered into a credit agreement (the “Credit Agreement”) which provides for (i) a new senior secured term loan B facility in an aggregate principal amount of $375 million (the “Term Loan Facility”) and (ii) a new senior secured revolving credit facility in an aggregate principal amount of $400 million (the “Revolving Credit Facility,”). The interest rate per annum applicable to the Term Loan Facility is equal to, at the Company’s option, either a base rate plus a margin of 5.00% or LIBOR plus a margin of 6.00%. The LIBOR rate is subject to a “floor” of 1%.  The interest rate per annum applicable to the Revolving Credit Facility is equal to a base rate plus a margin ranging from 1.75% to 2.25%, or LIBOR plus a margin ranging from 2.75% to 3.25%, in either case based upon the Consolidated Leverage Ratio of the Company and its restricted subsidiaries. Interest on the Credit Agreement is due at least quarterly commencing on December 31, 2016.  The Term Loan Facility will amortize in quarterly installments of $13 million for the first eight quarters and $11 million for subsequent quarters.  The debt issuance costs and original issue discount are being amortized over the life of the facilities using the effective interest method. The Term Loan Facility will mature on September 30, 2022 and the Revolving Credit Facility will mature on September 30, 2021.

The proceeds of any collection or other realization of collateral received in connection with the exercise of remedies and any distribution in respect of collateral in any bankruptcy proceeding will be applied first to repay amounts due under the Revolving Credit Facility before the lenders under the Term Loan Facility or the holders of the Senior Notes receive such proceeds.

The Credit Agreement is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and the Consolidated Leverage Ratio, as defined in and calculated pursuant to the Credit Agreement, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. The Credit Agreement generally allows annual dividend payments of up to $50 million in aggregate, though additional dividends may be allowed subject to certain conditions. Each of these covenants is subject to important exceptions and qualifications.

The Company has used the net proceeds from the Term Loan Facility to fund a cash dividend to RRD in connection with the spin off and to pay fees and expenses related to the spin off from RRD.  The Company intends to use any additional borrowings under the Credit Facilities for general corporate purposes, including the financing of permitted investments.

The weighted-average interest rate on borrowings under the Company’s $400 million Revolving Credit Facility was 3.5% during the three months ended December 31, 2016.

As of December 31, 2016, the Company had $12 million in outstanding letters of credit issued under the Credit Agreement. As of December 31, 2016, the Company also had $16 million in other uncommitted credit facilities, primarily outside the U.S., (the “Other Facilities”). As of December 31, 2016, letters of credit and guarantees of a de minimis amount were issued and reduced availability under the Company’s Other Facilities. As of December 31, 2016, there were no borrowings under the Revolving Credit Facility and the Other Facilities (the “Combined Facilities”).

At December 31, 2016, the future maturities of debt, including capitalized leases, were as follows:

Amount
2017	$54
2018	49
2019	43
2020	43
2021	43
2022 and thereafter	586
Total (a)	$818

(a)

Excludes unamortized debt issuance costs of $6 million and $9 million related to the Company’s Term Loan Facility and 8.75% Senior Notes due October 15, 2023, respectively, and a discount of $9 million related to the Company’s Term Loan Facility. These amounts do not represent contractual obligations with a fixed amount or maturity date.

The following table summarizes interest expense included in the Consolidated and Combined Statements of Income:

	2016	2015	2014
Interest incurred	$19	$—	$—
Less: interest income	(1)	(3)	(4)
Interest expense (income), net	$18	$(3)	$(4)

Interest paid, net of interest received, was $7 million for the year ended December 31, 2016. Interest received, net of interest paid, was $1 million and $2 million for the years ended December 31, 2015 and 2014, respectively, as interest received was greater than interest payments for these years.